UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

LXP INDUSTRIAL TRUST
(Exact name of registrant as specified in its charter)

Maryland		1-12386	13-3717318
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, Suite 4015,	New York,	New York	10119-4015
(Address of Principal Executive Offices)			(Zip Code)
(212) 692-7200
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, par value $0.0001 per share, classified as Common Stock	LXP	New York Stock Exchange
6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share	LXPPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2023, LXP Industrial Trust, which we refer to as the Trust, held its 2023 Annual Meeting of Shareholders, which we refer to as the Annual Meeting. As of March 20, 2023, the record date for holders of shares of beneficial interests, par value $0.0001 per share, classified as common stock, which we refer to as Common Shares, entitled to vote at the Annual Meeting, there were 292,555,025 Common Shares outstanding. Of the Common Shares entitled to vote at the Annual Meeting, 269,209,491 Common Shares, or approximately 92% of the Common Shares entitled to vote, were present or represented by proxy at the Annual Meeting. There were four matters presented and voted on at the Annual Meeting. Set forth below is a brief description of each matter voted on at the Annual Meeting and the voting results with respect to each matter:

Proposal No. 1. Election of eight trustees to serve until the Trust's 2024 Annual Meeting of Shareholders or their earlier removal or resignation and until their respective successors, if any, are elected and qualify. The eight trustees elected, and the number of votes cast with respect to each of them, were as follows:

Nominee for Trustee	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
T. Wilson Eglin	248,131,866	9,072,220	100,828	11,904,577
Lawrence L. Gray	253,277,692	3,906,342	120,880	11,904,577
Arun Gupta	255,255,626	1,933,388	115,900	11,904,577
Jamie Handwerker	255,106,359	2,075,274	123,281	11,904,577
Derrick Johnson	255,737,114	1,447,228	120,572	11,904,577
Claire A. Koeneman	203,059,065	54,107,055	138,794	11,904,577
Nancy Elizabeth Noe	251,962,197	5,204,387	138,330	11,904,577
Howard Roth	251,088,044	6,118,635	98,235	11,904,577

Proposal No. 2. To vote upon an advisory, non-binding resolution to approve the compensation of the named executive officers of the Trust, as disclosed in the related proxy statement. The number of votes cast with respect to Proposal No. 2 were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
249,086,653	7,976,709	241,553	11,904,577

Proposal No. 3. To amend our Declaration of Trust to increase the number of authorized shares of beneficial interest. The number of votes cast with respect to Proposal No. 3 were as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
248,866,688	109,921	8,191,620	136,686	11,904,577

Proposal No. 4. To ratify the appointment of Deloitte & Touche LLP as the Trust's independent registered public accounting firm for the fiscal year ending December 31, 2023. The number of votes cast with respect to Proposal No. 5 were as follows:

FOR	AGAINST	ABSTAIN
267,520,370	1,519,500	169,621

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LXP Industrial Trust

Date: May 30, 2023	By:	/s/ Joseph S. Bonventre
Joseph S. Bonventre
Secretary